Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events

7. Subsequent Events

In October 2013, GSK US exercised its right to reserve for further evaluation several protein therapeutic targets for muscle diseases that we discovered in our muscle diseases discovery collaboration with GSK US. In connection with reserving these targets for further evaluation, GSK US will pay us a selection fee of $0.3 million.

12. Subsequent Events

UCB Pharma S.A.

In March 2013, we and UCB Pharma, S.A. (UCB) entered into a research collaboration and license agreement to identify innovative biologics targets and therapeutics in the areas of fibrosis-related inflammatory diseases and central nervous system disorders. We plan to conduct five customized cell-based and in vivo screens of our protein library under this agreement. We currently expect to complete our initial research activities under this agreement by March 2016. Upon the completion of those research activities, UCB has up to a two-year evaluation period during which we may be obligated to perform additional services at the request of UCB.

Under the terms of the agreement, we would be eligible to receive up to approximately $15.9 million from a combination of an upfront fee, technology access fees, research funding and success-based research payments. In addition, we would be eligible for potential option exercise fees and product-related milestone payments, as well as tiered royalties on global net sales on future products related to each licensed protein.

Reverse Stock Split

On September 4, 2013, the Company effected a 1-for-12.3 reverse stock split. All information in this report relating to the number of shares, price per share and per share amounts of stock gives retroactive effect to the 1-for-12.3 reverse stock split of the Company’s stock. Otherwise, the Company evaluated subsequent events through June 14, 2013, the date at which the financial statements were available for issuance.